UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2022, the Board of Directors (“Board”) of PharmaCyte Biotech, Inc., a Nevada corporation (“Company”), appointed Matthias Löhr, MD (“Dr. Löhr”) to the Board to fill a vacancy created by the recent death of Thomas C.K. Yuen. The Board has determined that Dr. Löhr is independent within the meaning of Rule 5605 of the Nasdaq Stock Market Rules.

In connection with the appointment of Dr. Löhr to the Board, the Company expects to enter into a letter agreement (“Director Agreement”) with Dr. Löhr pursuant to which the Company will pay Dr. Löhr $12,500 in cash for each calendar quarter of service on the Board and agree to issue him annually: (i) 334 fully-paid, non-assessable shares of the Company’s restricted common stock (“Shares”); and (ii) a five-year option to purchase 334 Shares at an exercise price equal to the fair market value of the Company’s Shares on the date of the grant. Each of these equity awards will be fully vested upon grant.

There are no family relationships between Dr. Löhr and other directors or executive officers of the Company. There are no related party transactions as of the date hereof between Dr. Löhr and the Company that would require disclosure under Item 404(a) of Regulation S-K. In connection with his appointment and election to the Board, the Company and Dr. Löhr will enter into the Company’s standard form of indemnification agreement.

Dr. Löhr will serve on the Board’s Compensation and Nominating Committees.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated April 5 , 2021, regarding the appointment of Dr. Löhr to the Board. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
99.1	The Company’s press release dated April 5, 2022 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2022	PHARMACYTE BIOTECH, INC.

	By:	/s/ Kenneth L. Waggoner Kenneth L. Waggoner Chief Executive Officer, President and General Counsel

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